January 30, 1997

Via FAX and UPS                         Via FAX and UPS
WRGSB Associates                        The Balcor Company
c/o The Balcor Company                  Bannockburn Lake Office Plaza
2355 Waukegan Road, Suite A200          2355 Waukegan Road, Suite A200
Bannockburn, IL  60015                  Bannockburn, IL  60015
Attn.:  Ilona Adams                     Attn.:  James Mendelson
(847) 317-4462                          (847) 317-4462

     Re:  GSB Building, One Belmont Avenue, Bala Cynwyd, PA

Ladies and Gentlemen:

The undersigned, Berwind Property Group, Inc., ("Purchaser") has entered into that certain Agreement of Sale with WRGSB Associates, as Seller, dated December 11, 1996 as amended by First Amendment dated December 23, 1996 and Second Amendment dated January 6, 1997 (as so amended, the "Agreement of Sale").

Pursuant to Section 2 of the Second Amendment, Purchaser hereby elects to extend the Closing Date (as defined in the Agreement of Sale) to March 7, 1997. Purchaser has or will deposit the additional sum of $100,000 with the Escrow Agreement, which sum shall be added to the Earnest Money.

Sincerely,

BERWIND PROPERTY GROUP, INC.

/s/ Roy C. Perry
----------------------------
    Roy C. Perry
    Vice President


/jfm

cc:  Phillip Schechter - via fax (847) 317-4462
      Wayne Osoba - via fax - (312) 558-6538
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